UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  August 13, 2007

CWABS Asset-Backed Certificates Trust 2007-12
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140960-08

CWABS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140960

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4596514
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

4500 Park Granada, Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

On August 13, 2007, CWABS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee (the “Trustee”), and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company’s Asset-Backed Certificates, Series 2007-12 (the “Certificates”).  The Certificates were issued on August 13, 2007.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

On August 13, 2007, CHL entered into an interest rate swap contract (the “Swap Contract”), dated as of August 13, 2007, as evidenced by a Confirmation (the “Swap Contract Confirmation”) between CHL and Lehman Brothers Special Financing Inc. (the “Swap Counterparty”).  The Swap Contract Confirmation is annexed hereto as Exhibit 99.1.

On August 13, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator each as defined below, entered into an ISDA Master Agreement (the “ISDA Master Agreement”), dated as of August 13, 2007.  The ISDA Master Agreement is annexed hereto as Exhibit 99.2.

On August 13, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator entered into a schedule to the ISDA Master Agreement (the “Schedule”), dated as of August 13, 2007.  The Schedule is annexed hereto as Exhibit 99.3.

On August 13, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator entered into an ISDA Credit Support Annex (the “Credit Support Annex”), dated as of August 13, 2007.  The Credit Support Annex is annexed hereto as Exhibit 99.4.

On August 13, 2007, CHL entered into a Swap Contract Assignment Agreement (the “Swap Contract Assignment Agreement”), dated as of August 13, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator.  The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.5.

On August 13, 2007, CHL entered into a Swap Contract Administration Agreement (the “Swap Contract Administration Agreement”), dated as of August 13, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the “Swap Contract Administrator”) and as Trustee, under the Pooling and Servicing Agreement.  The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.6.

On August 13, 2007, Lehman Brothers Holdings Inc. issued a guarantee of the Swap Counterparty’s performance under the Swap Contract Counterparty’s performance under the Swap Contract (the “Guarantee”), dated as of August 13, 2007.  The Guarantee is annexed hereto as Exhibit 99.7.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

4.1	Pooling and Servicing Agreement

99.1	Swap Contract Confirmation

99.2	ISDA Master Agreement

99.3	Schedule to ISDA Master Agreement

99.4	Credit Support Annex

99.5	Swap Contract Assignment Agreement

99.6	Swap Contract Administration Agreement

99.7	Guarantee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWABS, INC.

By:	/s/ Elizabeth Chen
Name: Elizabeth Chen
Title: Senior Vice President

Dated:  August 28, 2007

Exhibit Index

Exhibit No.	Description

4.1	Pooling and Servicing Agreement

99.1	Swap Contract Confirmation

99.2	ISDA Master Agreement

99.3	Schedule to ISDA Master Agreement

99.4	Credit Support Annex

99.5	Swap Contract Assignment Agreement

99.6	Swap Contract Administration Agreement

99.7	Guarantee